UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2) [___]
___________________________
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	04-3401714 (I.R.S. Employer Identification Number)
150 Royall Street, Canton, MA (Address of principal executive offices)	02021 (Zip Code)
Law Department Computershare Trust Company, National Association 150 Royall Street, Canton, MA 02021 (781) 575-2000 (Name, address and telephone number of agent for service)
___________________________

SERVICENOW, INC.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-2056195 (I.R.S. Employer Identification Number)
2225 Lawson Lane Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)
_____________________________
Debt Securities
(Title of the indenture securities)

Item 1.    General Information. Furnish the following information as to the trustee:
(a)    Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
340 Madison Avenue, 4th Floor
New York, NY 10017-2613

(b)    Whether it is authorized to exercise corporate trust powers.
The trustee is authorized to exercise corporate trust powers.
Item 2.    Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe such affiliation.
None.
Items 3-15.    No responses are included for Items 3-15 of this Form T-1 because, to the best of the Trustee’s knowledge, neither the obligor nor any guarantor is in default under any Indenture for which the Trustee acts as Trustee and the Trustee is not a foreign trustee as provided under Item 15.
Item 16.    List of exhibits. List below all exhibits filed as a part of this statement of eligibility.
1.    A copy of the articles of association of the trustee. (See Exhibit 1 to Form T-1 filed with Registration Statement No. 333-200089).
2.     A copy of the certificate of authority of the trustee to commence business.
3.     A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Computershare Trust Company, National Association.
4.    A copy of the existing bylaws of the trustee, as now in effect. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 333-200089).

5.    Not applicable

6.    The consent of the Trustee required by Section 321(b) of the Act.

7.    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
8.    Not applicable
9.    Not applicable

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Computershare Trust Company, National Association, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, and State of Minnesota, on the 24th day of April, 2024.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
By:	/s/ Xis Toni Vwj
Name: Xis Toni Vwj Title: Assistant Vice President

EXHIBIT 2

A copy of the Comptroller of the Currency Certificate of Corporate Existence for Computershare Trust Company, National Association, dated March 7, 2024.

EXHIBIT 3

A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Computershare Trust Company, National Association, dated March 7, 2024.

EXHIBIT 6

CONSENT OF THE TRUSTEE
Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of debt securities, Computershare Trust Company, National Association hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
By:	/s/ Xis Toni Vwj
Title: Assistant Vice President

April 24, 2024

EXHIBIT 7

Consolidated Report of Condition of
COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION
150 Royall Street, Canton, MA 02021
at the close of business December 31, 2023.

I, Robert G. Marshall, Assistant Controller of the above named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

/s/ Robert G. Marshall
Robert G. Marshall Assistant Controller